UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021

INGREDION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center Westchester, Illinois	60154-5749
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 551-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2021, Ingredion Incorporated (the “Company”) entered into a Second Amended and Restated Term Loan Credit Agreement (“Amended Credit Agreement”), dated as of March 16, 2021, with Bank of America, N.A., as administrative agent, and the lenders party thereto. The Amended Credit Agreement amends and restates the Amended and Restated Term Loan Credit Agreement, dated as of April 12, 2019 (as amended, restated, supplemented or otherwise modified prior to the Amended Credit Agreement, the “Prior Credit Agreement”), by and among the Company, Bank of America, N.A., as administrative agent, and the lenders party thereto, pursuant to which the Company incurred term loans in the aggregate principal amount of $500,000,000 (the “Term Loan Facility”). As of the effective date of the Amended Credit Agreement, $380,000,000 of the Term Loan Facility remains outstanding.

The Amended Credit Agreement amended the Prior Credit Agreement to extend the maturity date of the Term Loan Facility until March 15, 2022 and decrease the applicable interest rate margin for loans accruing interest based on the London Interbank Offering Rate (LIBOR) from 0.80% to 0.75%. All other terms of the Amended Credit Agreement are substantially consistent with the terms of the Prior Credit Agreement. No new Term Loan Facility borrowings were incurred under the Amended Credit Agreement.

Certain of the lenders under the Amended Credit Agreement or their affiliates have provided, and may in the future provide, certain commercial banking, financial advisory, and investment banking services in the ordinary course of business for the Company, its subsidiaries and certain of its affiliates, for which they receive customary fees and commissions.

The foregoing description of the Amended Credit Agreement is qualified in its entirety by reference to the text of the Amended Credit Agreement, a copy of which are attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Second Amended and Restated Term Loan Credit Agreement, dated as of March 16, 2021, among Ingredion Incorporated, as Borrower, the lenders party thereto and Bank of America, N.A., National Association, as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2021	Ingredion Incorporated

	By:	/s/ Janet M. Bawcom
Janet M. Bawcom Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer